Exhibit 10.16

FIRST AMENDMENT
TO THE
INGERSOLL-RAND COMPANY
SUPPLEMENTAL EMPLOYEE SAVINGS PLAN

(AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2003)

WHEREAS, Ingersoll-Rand Company (the "Company") maintains the amended and restated Ingersoll-Rand Company Supplemental Employee Savings Plan (the "Supplemental Savings Plan") to provide certain employees of the Company and certain subsidiaries and affiliates of the Company with benefits that are supplemental to benefits payable under the Ingersoll-Rand Company Employee Savings Plan; and

WHEREAS, the Company reserved the right to amend the Supplemental Savings Plan in accordance with Section 7.1 of the Supplemental Savings Plan; and

WHEREAS, the Company desires to amend the Supplemental Savings Plan;

NOW, THEREFORE, the Supplemental Savings Plan is hereby amended effective as of May 29, 2003 as follows:

1.          Section 4.1 of the Supplemental Savings Plan is hereby amended in its entirety to read as follows:

"4.1      Time of Distribution.

            (a)        With respect to terminations of employment by reason of death, disability, retirement or otherwise occurring on or after January 1, 2003 but before May 29, 2003, the amounts payable to an Employee from his Employee Account and/or his Supplemental RAP Account
                         hereunder shall be payable in a lump sum on the Employee's Payment Date.  Unless the
                         Employee is a "grandfathered" Employee as described below, the Payment Date shall be as soon as administratively practicable following the Employee's termination of employment with the Company.  However, an Employee who is a participant in the Ingersoll-Rand Company
                         Elected Officers Supplemental Program or the Ingersoll-Rand Company Key Management
                         Supplemental Program may file a deferral election under the Deferral Plan at least one year in advance of such termination of employment to defer the payment of such lump sum under the
                         Deferral Plan.

            (b)        With respect to terminations of employment by reason of death, disability, retirement or otherwise occurring on or after January 1, 2003 but before May 29, 2003, if the Employee is a
                         "grandfathered" Employee, the Payment Date shall be the later of (a) the first business day of the calendar year following the date of the Employee's termination of employment with the
                         Company, or (b) the first business day of the sixth calendar month following the date of the
                         Employee's termination of employment with the Company, unless such "grandfathered"
                         Employee has a deferral election under the Deferral Plan on file at least one year in advance of the Employee's termination of employment with the Company.  A "grandfathered" Employee is an Employee who is a participant in the Ingersoll-Rand Company Elected Officers
                         Supplemental Program or the Ingersoll-Rand Company Key Management Supplemental
                         Program and who terminates employment with the Company prior to May 29, 2003.

            (c)        With respect to terminations of employment by reason of death, disability, retirement or otherwise occurring on or after May 29, 2003, the amounts payable to an Employee from his
                         Employee Account and/or his Supplemental RAP Account hereunder shall be payable in a lump sum on the Employee's Payment Date.  The Payment Date for any Employee shall be the later of (a) the first business day of the calendar year following the date of the Employee's termination of employment with the Company, or (b) the first business day of the sixth calendar month following the date of the Employee's termination of employment with the Company, unless such Employee is a participant in the Ingersoll-Rand Company Elected Officers
                         Supplemental Program or the Ingersoll-Rand Company Key Management Supplemental
                         Program and such Employee filed a deferral election under the Deferral Plan at least one year in advance of such termination of employment to defer the payment of such lump sum under the
                         Deferral Plan.

            (d)        In the event a valid deferral election is made under the Deferral Plan, the lump sum amount that would have otherwise been payable under this Supplemental Savings Plan shall be credited to the Deferral Plan as soon as administratively practicable following the Employee's termination of employment with the Company.

            (e)        Any such payment not deferred under the Deferral Plan shall be made to the Employee or to his beneficiary(ies) under this Supplemental Savings Plan if he is not then living.  The Employee's beneficiary(ies) under this Supplemental Savings Plan shall be the beneficiary(ies) under the
                        Qualified Savings Plan unless the Employee designates another beneficiary(ies) in writing, and such written designation has been received by the Committee.  An Employee may change the designated beneficiary(ies) under this Supplemental Savings Plan at any time, by providing such designation in writing to the Committee (as hereinafter defined)."

2.           Section 4.3 of the Supplemental Savings Plan is hereby amended in its entirety to read as follows:

"4.3        Form of Benefits.

            (a)        With respect to terminations of employment by reason of death, disability, retirement or otherwise occurring on or after January 1, 2003 but before May 29, 2003, benefits payable from an Employee's Employee Account (other than a "grandfathered" Employee) shall be in the form of a cash lump-sum equal to (i) the number of Common Stock Units credited to such
                         Employee's Employee Account as of the Payment Date, multiplied by (ii) the Fair Market
                         Value of a Unit on the Payment Date.

            (b)        With respect to terminations of employment by reason of death, disability, retirement or otherwise occurring on or after January 1, 2003 but before May 29, 2003, benefits payable from a "grandfathered" Employee's Employee Account shall be in the form of a cash lump-sum equal to (i) the number of Common Stock Units credited to such "grandfathered" Employee's
                         Employee Account as of the date of such "grandfathered" Employee's termination of employment, multiplied by (ii) the Fair Market Value of a Unit on the Valuation Date.  The
                         amount payable pursuant to this Section 4.3(b) shall accrue interest based on the rate paid by the money market investment option available under the Qualified Savings Plan and that is designated by the Committee as the money market investment option that shall apply for purposes of accruing interest under this Section 4.3(b).  Interest shall accrue until the
                         Employee's Payment Date.

            (c)        With respect to terminations of employment by reason of death, disability, retirement or otherwise occurring on or after May 29, 2003, benefits payable from any Employee's
                         Employee Account shall be in the form of a cash lump-sum equal to (i) the number of Common
                         Stock Units credited to such Employee's Employee Account as of the date of such Employee's termination of employment, multiplied by (ii) the Fair Market Value of a Unit on the Valuation
                         Date.  The amount payable pursuant to this Section 4.3(c) shall accrue interest based on the rate paid by the money market investment option available under the Qualified Savings Plan and that is designated by the Committee as the money market investment option that shall apply for purposes of accruing interest under this Section 4.3(c).  Interest shall accrue until the
                         Employee's Payment Date.

            (d)        Benefits payable from an Employee's Supplemental RAP Account shall be in the form of a cash lump-sum equal to the amounts credited to such Employee's Supplemental RAP Account as of the Employee's Payment Date."

3.            Except as provided herein, the Supplemental Savings Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized representative this 9th day of June, 2003.

                                                                    INGERSOLL-RAND COMPANY

                                                                    By: /s/ Sharon Elliot
                                                                         Sharon Elliot
                                                                         Senior Vice President
                                                                         Human Resources